EXHIBIT 99.1

                           MASTER ADMINISTRATOR REPORT

                 -----------------------------------------------

                              NAFCO AUTO TRUST - 1

                     For the May 20, 1996 Distribution Date

                    For period beginning on February 1, 1996
                 and ending on April 30, 1996 (the "Due Period")

                 -----------------------------------------------

     The undersigned, a duly authorized officer of NAFCO Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of August 1, 1994, as amended, by and among NAFCO Auto Funding, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NAFCO Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3.   The undersigned is an Officer of the Master Administrator.

     4.   The date of this Report is May 15, 1996.

     5.   Pool Factor.

          (a)  The Pool Factor with respect to
               January 31, 1996 was ................................. 0.57080591
                                                                      ----------
          (b)  The Pool Factor with respect to
               April 30, 1996 was ................................... 0.48906560
                                                                      ----------

     6.   Investor and Seller Certificate Principal Balance beginning of Due
          Period)

          (a)  The Investor Certificate Principal Balance as
               of January 31, 1996 (after giving effect to
               the disbursements in reduction of principal,
               if any, on the immediately preceding
               Distribution Date) was ............................ $5,844,481.68
                                                                   -------------

          (b)  The Seller Certificate Principal Balance as
               of January 31, 1996 (after giving effect to
               the disbursements in reduction of principal,
               if any, on the immediately preceding
               Distribution Date) was ............................. $474,560.03
                                                                    -----------

     7.   Computation of the Available Subordination Amount.

          (a)  The Maximum Subordination Amount in respect
               of such Distribution Date is ....................... $831,078.15
                                                                    -----------
          (b)  The Cumulative Subordination Payments with
               respect to such Distribution Date is ............... $   -0-
                                                                    -----------
          (c)  The Available Subordination Amount with
               respect to such Distribution Date [a-b] is ......... $831,078.15
                                                                    -----------
     8.   The Cash Reserve Account.

          (a)  The Required Cash Reserve Amount (assuming
               all withdrawals or deposits to be made with
               respect to the current Distribution Date are
               made) is ........................................... $292,224.08
                                                                    -----------
          (b)  The Available Cash Reserve Amount available
               for deposit to the Collection Account on the
               related Deposit Date (prior to any
               withdrawals or deposits to be made with
               respect to the current Distribution Date are
               made) is ........................................... $336,676.29
                                                                    -----------
          (c)  The amount to be deposited to (withdrawn
               from) the Available Cash Reserve Amount with
               respect to the current Distribution Date was ....... $(44,452.21)
                                                                    -----------
          (d)  The Available Cash Reserve Amount available
               for deposit to the Collection Account on the
               related Deposit Date (after any withdrawals
               or deposits to be made with respect to the
               current Distribution Date are made) is .............$ 292,224.08
                                                                    -----------

     9.   Aggregate Monthly Servicing Fee.

          (a)  The aggregate Monthly Servicing Fee paid to
               the Servicer on the March 20, 1996 Monthly
               Fee Date and the April 22, 1996 Monthly Fee
               Date was .............................................$ 44,783.32
                                                                     -----------
          (b)  The Monthly Servicing Fee owing to the
               Servicer on the related Distribution Date is..........$ 19,303.43
                                                                     -----------
          (c)  The total Monthly Servicing Fee paid or
               payable to the Servicer in respect of such
               Due Period [a+b] is...................................$ 64,086.75
                                                                     -----------
     10.  Aggregate Monthly Subrogation Amount.

          (a)  The aggregate Monthly Subrogation Amount paid
               to the Master Administrator on the November
               20, 1995 Monthly Fee Date and the December 20,
               1995 Monthly Fee Date was ............................$   -0-
                                                                     -----------
          (b)  The Monthly Subrogation Amount owing on the
               related Distribution Date is .........................$   -0-
                                                                     -----------
          (c)  The total Monthly Subrogation Amount paid or
               payable to the Master Administrator in
               respect of such Due Period [a+b] is ..................$   -0-
                                                                     -----------
     11.  Aggregate Monthly Administrator Fee.

          (a)  The aggregate Monthly Administrator Fee paid
               to the Master Administrator on the March 20,
               1996 Monthly Fee Date and the April 22, 1996
               Monthly Fee Date was .................................$ 11,485.07
                                                                     -----------
          (b)  The Monthly Administrator Fee owing on the
               related Distribution Date is .........................$  6,296.36
                                                                     -----------
          (c)  The total Monthly Administrator Fee paid or
               payable to the Master Administrator in
               respect of such Due Period [a+b] is ..................$ 17,781.43
                                                                     -----------

     12.  Available Funds.

          (a)  The amount of Available Funds with respect to
               the related Due Period was .........................$1,308,211.77
                                                                   -------------
          (b)  The amount of Available Funds with respect to
               the immediately preceding Due Period that
               were retained in the Collection Account was ........$   31,589.67
                                                                   -------------
          (c)  Interest earned on and retained in the
               Collection Account for the Due Period and
               interest earned on the Cash Reserve Account
               for the Due Period and transferred to the
               Collection Account on the related Deposit
               Date was ...........................................$   12,668.62
                                                                   -------------
          (d)  Total distributable funds with respect to the
               related Due Period [a+b+c] was .....................$1,352,470.06
                                                                   -------------
          (e)  The amount of Available Funds used to
               purchase additional Auto Loans during the
               related Due Period was .............................$   -0-
                                                                   -------------
          (f)  The amount of Available Funds and interest
               earned on the Collection Account and the Cash
               Reserve Account used to pay the Monthly
               Servicing Fee and the Monthly Administrator
               Fee on the March 20, 1996 Monthly Fee Date
               and the April 22, 1996 Monthly Fee Date was ........$   56,268.39
                                                                   -------------
          (g)  The amount of Available Funds and interest
               earned on the Collection Account and the Cash
               Reserve Account remaining after the purchase
               of additional Auto Loans and the payment of
               the Monthly Servicing Fee and the Monthly
               Administrator Fee with respect to the related
               Due Period [d-e-f] is ..............................$1,296,201.67
                                                                   -------------

     13. Disbursements to be made on the related Distribution Date. The Certificate Rate is 8.75%.

          (a)  The amount of the aggregate Monthly Servicing
               Fee to be paid to the Servicer on such
               Distribution Date is ...............................$   19,303.43
                                                                   -------------
          (b)  The amount of the aggregate Monthly
               Subrogation Amount to be paid to the Master
               Administrator on such Distribution Date is .........$     -0-
                                                                   -------------
          (c)  The amount of the Monthly Administrator Fee
               to be paid to the Master Administrator on
               such Distribution Date is ..........................$    6,296.36
                                                                   -------------
          (d)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes interest on the Investor
               Certificates at the Certificate Rate,
               including any Shortfall so allocable is ............$  127,848.04
                                                                   -------------
          (e)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes payments in reduction of
               principal with respect to the Investor
               Certificates is ....................................$  836.938.96
                                                                   -------------
          (f)  The total amount of the distribution to be
               made on such Distribution Date to the
               Investor Certificateholders [d+e] is ...............$  964,787.00
                                                                   -------------
          (g)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes interest on the Seller
               Certificate at the Certificate Rate is .............$   10,381.00
                                                                   -------------
          (h)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes a reduction of principal with
               respect to the Seller Certificate is ...............$   67,957.74
                                                                   -------------

          (i)  The amount to be deposited (withdrawn) from
               the Cash Reserve Account is ........................$ (44,452.21)
                                                                   -------------
          (j)  The amount to be retained in the Collection
               Account with the respect to the Partial
               Payment Amount is ..................................$   39,328.44
                                                                   -------------
          (k)  The amount to be disbursed to the Seller
               Certificateholder (other than the amounts
               referred to in clauses (g) and (h)) is .............$  232,599.92
                                                                   -------------
          (i)  The total amount of the distribution to be
               made to the Seller Certificateholders [g+h+k] is ...$  310,938.66
                                                                   -------------

     14.  Investor and Seller Certificate Principal Balance (end of Due Period).

          (a)  The Investor Certificate Principal Balance as
               of April 30, 1996 (after giving effect to the
               disbursements in reduction of principal, if
               any, made on the related Distribution Date) is .....$5,007,542.72
                                                                   -------------
          (b)  The Seller Certificate Principal Balance as
               of April 30, 1996 (after giving effect to the
               disbursements in reduction of principal, if
               any, on the related Distribution Date) is ..........$  406,602.29
                                                                   -------------
     15.  Events of Administrator Termination.

          No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 15th day of May, 1996.


                           NAFCO INC.
                            as Master Administrator


                           By /s/ Carolyn Schembri
                              -----------------------
                              Name: Carolyn Schembri
                              Title: Vice President of Asset Management

                                     ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                               DATED May 15, 1996


                       EVENT OF ADMINISTRATOR TERMINATION


                                      None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                               DATED May 15, 1996

     In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:


     1.   Aggregate Principal Balance of the Auto Loans.

          As of April 30, 1996 [the close of business on the last day of the Due Period]

            Number of Days            Number of           Aggregate Principal
            Delinquent                Auto Loans          Balance of Auto Loans
            ----------                ----------          ---------------------
            current (0-29)              639                   $4,685,418
               30 -  59                  50                      414,339
               60 -  89                  11                      111,765
               90 - 120                   5                       41,048
               over 120                  92                      556,365
                                        ---                   ----------
            Totals:                     797                   $5,808,934
                                        ===

            Aggregate Principal Balance of Defaulted
              Auto Loans at April 30, 1996                      (394,789)
                                                              ----------
            Aggregate Principal Balance allocable
              to Certificateholders                           $5,414,145
                                                              ==========

     2.   Total Amounts Collected for the Due Period and
          Deposited into the Collection Account.

          (a)  The total amount of Payments collected on the
               Auto Loans and deposited into the Collection
               Account for the Due Period was .....................$1,031,522.66
                                                                   -------------
          (b)  The total amount of Recoveries on Defaulted
               Auto Loans collected on the Auto Loans and
               deposited into the Collection Account for the
               for the Due Period was .............................$  268,950.34
                                                                   -------------
          (c)  The total amounts collected on the Auto Loans
               and deposited into the Collection Account for
               the Due Period was .................................$1,300,473.00
                                                                   -------------
     3.   Defaulted Auto Loans.

          Auto Loans that became Defaulted Auto Loans during the Due Period:

                     Number of                 Aggregate Principal
                     Auto Loans                Balance of Auto Loans
                     ----------                ---------------------
                        18                          $174,626.38

     4. The information specified in item 13(d) through (f) stated on the basis of $1,000 Initial Principal Amount.

               The Certificate Rate is 8.75%.

          (a)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes interest on the Investor
               Certificates at the Certificate Rate,
               including any Shortfall so allocable stated
               on the basis of $1,000 Initial Principal
               Amount is .............................................$12.486379
                                                                      ----------
          (b)  The amount of the aggregate distribution to be
               made on such Distribution Date which
               constitutes payments in reduction of
               principal with respect to the Investor
               Certificate on the basis of $1,000 Initial
               Principal Amount is ...................................$81.740303
                                                                      ----------
          (c)  The total amount of the distribution to be
               made on such Distribution Date to the
               Investor Certificateholders on the basis of
               $1,000 Initial Principal Amount is ....................$94.226682
                                                                      ----------

                                 SERVICER REPORT

                              NAFCO AUTO TRUST - 1

- --------------------------------------------------------------------------------

          FOR THE PERIOD BEGINNING MAY 1, 1996 AND ENDING MAY 31, 1996

      The undersigned, a duly authorized officer of EDS Corporation as Servicer (the "Servicer") pursuant to section 4.19 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of August 31, 1994 by and among NAFCO Auto Funding, L.P., as Seller, NAFCO Inc., as Master Administrator, the Servicer, and Bankers Trust Company as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Servicer Report (and not otherwise defined otherwise defined herein) shall have the respective meanings set forth in the Pooling and Servicing Agreement.

2. EDS corporation is, as the date hereof, the Servicer under the Pooling and Servicing Agreement.

3.   The undersigned is an Officer of the Servicer.

4.   This report is dated 6/12/96

4.1  Principal Reconciliation
                                                               Aggregate Prin
                                          Number of Accounts      Balance
                                          ------------------   --------------
     Ending Balance 4/30/96                       730          $ 5,414,145.01
     Redeemed Repos this reporting period           0          $         0.00
     Repurchase                                     0          $         0.00
     Principal Payments                                        $  (138,796.36)
     Prepayment of Principal                      -19          $   (68,070.16)
     Forced Closed / Charge Off                     0          $       (40.01)
     Insurance Proceeds                                        $   (19,273.65)
     Net Aggregate Principal Balance of
       Defaulted Auto Loans during 5/96           -14          $  (131,093.45)
                                               =========       ==============

     Ending Balance 5/31/96                       697          $ 5,056,871.38


4.12 Defaulted Principal Reconciliation
                                                               Aggregate Prin
                                          Number of Accounts      Balance
                                          ------------------   --------------
     Ending Balance 4/30/96                        67          $  394,788.94
     New Repossessions                             13          $  128,176.75
     New Skips                                      0          $        0.00
     New Gaps                                       1          $    2,916.70
     Repos Redeemed During Reporting Period         0          $        0.00
     Recoveries on Defaulted Auto Loans            -4          $  (47,322.84)
     Charge Off/Forced Close                       -3          $     (926.30)
     New Gap Prev Reported as Skip                  0          $        0.00
                                               =========       ==============

     Ending Balance 5/31/96                        74          $  477,633.25

5.   Aggregate Principal Balance of the Auto Loans

     a.   As of 4/30/96

          Number of Days        Number of           Aggregate Principal
            Delinquent          Auto Loans         Balance of Auto Loans
          --------------        ----------         ---------------------
          current (0 - 29)         639               $   4,685,418.09
              30 -  59              50               $     414,338.92
              60 -  89              11               $     111,764.63
              90 - 120               5               $      41,047.60
              over 120              92               $     556,364.71
                                   ---               ----------------
             Totals:               797               $   5,808,933.95 **
                                   ===

          Aggregate Outstanding Principal Balance
          of Defaulted Auto Loans as of 4/30/96      $    (394,788.94)
                                                     ----------------
          Aggregate Principal Pool Balance as of
          4/30/96 (Net of Defaulted Auto Loans)      $   5,414,145.01
                                                     ================

     b.   As of 5/31/96

          Number of Days        Number of           Aggregate Principal
            Delinquent          Auto Loans         Balance of Auto Loans
          --------------        ----------         ---------------------
          current (0 - 29)         611               $   4,452,374.08
             30 -  59               51               $     358,951.61
             60 -  89               15               $     106,977.43
             90 - 120               10               $     109,640.89
             over 120               84               $     506,560.62
                                   ---               ----------------
             Totals:               771               $   5,534,504.63 **
                                   ===

         Aggregate Outstanding Principal Balance
         of Defaulted Auto Loans as of 5/31/96       $    (477,633.25)
                                                     ----------------
         Aggregate Principal Pool Balance as of
         5/31/96 (Net of Defaulted Auto Loans)       $   5,056,871.38
                                                     ================

** The Aggregate Principal Balance shown in the above tables includes the Aggregate Outstanding Principal Balance of Defaulted Auto Loans.

6.   Defaulted Auto Loans

a.   Auto Loans that became Defaulted Auto Loans during the Reporting Period.

     Number of                                        Aggregate Principal
     Auto Loans                                      Balance of Auto Loans
     ----------                                      ---------------------
        13           repossessions                      $   128,176.75
         0           skip claims filed                  $         0.00
         1           gap claims filed                   $     2,916.70
         0           less: repos redeemed               $         0.00
         0           Prev rptd skip now gap             $         0.00
         0           repurchase                         $         0.00
     =========                                          ==============
        14                Totals                        $   131,093.45

b.   Outstanding Defaulted Auto Loans as of 5/31/96

     Number of                                        Aggregate Principal
     Auto Loans                                      Balance of Auto Loans
     ----------                                      ---------------------
        55           repossessions                      $   354,063.31
         8           skip claims filed                  $    83,531.49
         7           gap claims filed                   $     5,102.49
         4           Repo Redeemed                      $    34,935.96
                     from prior reporting period
     =========                                          ==============
        74                Totals                        $   477,633.25

7.   Auto Loans with Modified Payment Schedules

     Auto Loans that have had their payment schedules modified in accordance with the provisions of Section 4.04(e) of the Pooling and Servicing Agreement during the Reporting Period

     Number of        Aggregate Principal
     Auto Loans      Balance of Auto Loans        Description of Modification
     ----------      ---------------------        ---------------------------
         2               $  12,343.08                Term Extended 1 Month

8.   Repurchased Auto Loans

     Information with respect to Repurchased Auto Loans during the Reporting Period.

                       Number of     Aggregate Principal    Aggregate Repurchase
       Party           Auto Loans   Balance of Auto Loans          Price
     ---------------   ----------   ---------------------   --------------------
     Seller               N/A

     Originator           N/A

     Master Servicer      N/A
                       ==========   =====================   ====================
     Totals:               0              $    0.00              $    0.00

9.   Recoveries

     Information with respect to Recoveries on Defaulted Auto Loans during the Reporting Period.

       Number of
     Defaulted Auto
     Loans on which
       there were                                            Aggregate Amount of
       Recoveries              Source of Recoveries              Recoveries
     --------------            --------------------          -------------------
           5                       Proceeds from
                                sale of collateral              $  13,650.00

           n/a                     Proceeds from
                                 insurance claims               $  34,597.75

           n/a                      Paid Ahead                  $     602.64

           n/a                  Payments/(Reversals)            $   1,550.26

            0                      Proceeds from
                                    Repurchase                  $       0.00
        =========                                               =============
            5                                                   $  50,400.65

10.  Repossession Information

                          Number of      Aggregate Principal    Aggregate Amount
       Action             Auto Loans    Balance of Auto Loans       Realized
     -----------------    ----------    ---------------------   ----------------
     Repossession             13           $   128,176.75
     Disposed of after
     Repossession              5                                $   13,650.00
     Repossessions
     Redeemed                  1           $    16,972.31
                          ==========    =====================   ================
     Totals:                  19           $   145,149.06       $   13,650.00

11.  Losses

a.   The aggregate outstanding Principal Balance of Auto
     Loans written-off during the Reporting Period
     was (includes $40.01 in force close) ....................  $     966.31
                                                                ------------

b.   The aggregate amount of uninsured claims (without
     duplication to amounts referred to in clause a) during
     the Reporting Period was ................................  $     N/A
                                                                ------------

c.   The total amount of the losses on the Auto Loans during
     the Reporting Period was ................................  $     966.31
                                                                ------------
12.  Total Amount of Payments Collected the Reporting
     Period and Deposited into the Collection Account

a.   The aggregate portion of Payments collected on the Auto
     Loans allocable to Scheduled Payments* in Respect of
     Interest on the Auto Loans during the Reporting Period
     was .....................................................  $  85,016.46
                                                                ------------

b.   The aggregate portion of Payments collected on the Auto
     Loans allocable to Scheduled Payments in Respect of
     Principal on the Auto Loans during the Auto Loans during
     the Reporting Period was ................................  $ 138,796.36
                                                                ------------

c.   The aggregate portion of Payments collected on the Auto
     Loans allocable to Prepayments during the Reporting
     Period was (prin. $68,070.16 int. $3,692.82).............  $  71,762.98
                                                                ------------

d.   Insurance Proceeds received on Active Auto Loans
     (prin. $19,273.65 int. $0) ..............................  $  19,273.65
                                                                ------------

e.   The aggregate portion of Payments collected on the Auto
     Loans allocable to Defaulted Auto Loan proceeds during
     the Reporting Period was (prin $47,322.84 int $3,077.81).  $  50,400.65
                                                                ------------

f.   The total amount of Payments collected on the Auto
     Loans and the total deposited into the Collection
     Account during the Reporting Period (sum
     of a+b+c+d+e) was .......................................  $ 365,250.10
                                                                ------------

g.   Total Late Charges Received .............................  $   3,055.10
                                                                ------------

h.   Excess Funds Recd. on Prev Paid Off Accounts ............  $   4,199.97
     #108-002-02-0230-000329 $36.29 #108-004-02-0405-000321     ------------
     $344.28 #108-004-02-0405-000509 $829.94
     #108-002-11-0205-000173 $1838.30 #108-002-11-0230-000069
     $100.00 #108-901-11-9935-323752 $1051.16

i.   Extension Fee on Precomputed Loans ......................  $      88.18
     #108-003-11-0305-000427 $63.18                             ------------
     #108-003-11-0305-001624 $25.00

k.   Total Cash Received .....................................  $ 372,593.35
                                                                ============

13.  Amount and Computation of Monthly Servicing Fee

a.   The Reimbursable Servicer Expenses with respect to the
     calendar month immediately preceding the date of this
     Servicer Report was .....................................  $   3,427.37
                                                                ------------
b.   The Servicer Penalty Payments with respect to the
     period from and including the calendar month
     immediately preceding the date of this Servicer Report
     was .....................................................  $   1,527.55
                                                                ------------
c.   The Servicer Variable Amount with respect to the
     calendar month immediately preceding the date of this
     Servicer Report was .....................................  $   2,243.99
                                                                ------------
d.   The Monthly Servicing Fee owing to the Master Servicer
     with respect to the calendar month immediately
     preceding the date of this Servicer Report is (o.15% x
     the Aggregate Principal Balance of the Auto Loans at
     the end of the immediately preceding calendar month) ....  $   8,301.76
                                                                ------------
e.   The Monthly Servicing Fee, if any, owing with respect
     to calendar months prior to the immediately preceding
     calendar month is .......................................  $       0.00
                                                                ------------
f.   The total amount owing to the master Servicer on the
     next following Monthly fee Date is ......................  $  15,500.67
                                                                ------------

14.  Events of Servicing Termination

     No event has occurred and is continuing which constitutes an Event of Servicing Termination or would constitute an Event of Servicing Termination but for the requirement that notice be given or time elapse or both (except as disclosed on the attached Annex A).

15.  Attached Schedules

     Reference is made to the attached schedules that detail Insurance Claims filed and loan balance reports that detail monthly amortization of unearned interest on Actuarial and Precomputed loans and earned interest and interest accruals on Simple interest loans.

To the best of our knowledge all information contained on this Servicer Report and the attached schedules is accurate. In Witness Whereof, the undersigned has duly executed and delivered this certificate this day, June 12, 1996.


                                       EDS Corporation,
                                         as Servicer



                                       By: /s/ Stephen Gozdan
                                          --------------------------------------
                                       Stephen Gozdan
                                       Director of Operations
                                       EDS - Consumer Asset Management Division

                                 SERVICER REPORT

                              NAFCO AUTO TRUST - 1

- --------------------------------------------------------------------------------

         FOR THE PERIOD BEGINNING JUNE 1, 1996 AND ENDING JUNE 30, 1996

     The undersigned. a duly authorized officer of EDS Corporation as Servicer (the "Servicer"), pursuant to section 4.19 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of August 31, 1994 by and among NAFCO Auto Eunding, L.P., as Seller, NAFCO Inc., as Master Administrator, the Servicer, and Bankers Trust Company as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Servicer Report (and not otherwise defined otherwise defined herein) shall have the respective meanings set forth in the Pooling and Servicing Agreement.

2. EDS Corporation is, as the date hereof, the Servicer under the Pooling and Servicing Agreement.

3.   The undersigned is an Officer of the Servicer.

4.   This report is dated 7/12/96

4.1  Principal Reconciliation

                                                               Aggregate Prin
                                          Number of Accounts      Balance
                                          ------------------   --------------
     Ending Balance 5/31/96                       697          $ 5,056,871.38
     Redeemed Repos this reporting period           0          $         0.00
     Repurchase                                     0          $         0.00
     Principal Payments                                        $  (120,653.37)
     Prepayment of Principal                      -20          $  (113,072.76)
     Forced Closed / Charge Off                     0          $       (23.91)
     Insurance Proceeds                                        $         0.00
     Net Aggregate Principal Balance of
       Defaulted Auto Loans during 6/96            -6          $   (52,761.62)
                                               =========       ==============

     Ending Balance 6/30/96                       671          $ 4,770,359.72

4.12 Defaulted Principal Reconciliation

                                                               Aggregate Prin
                                          Number of Accounts      Balance
                                          ------------------   --------------
     Ending Balance 5/31/96                        74          $  477,633.25
     New Repossessions                              5          $   42,411.93
     New Skips                                      1          $   10,349.69
     New Gaps                                       0          $        0.00
     Repos Redeemed During Reporting Period         0          $        0.00
     Recoveries on Defaulted Auto Loans            -2          $  (35,884.48)
     Charge Off/Forced Close                       -1          $     (279.11)
     New Gap Prev Reported as Skip                  0          $        0.00
                                               =========       ==============

     Ending Balance 6/30/96                        77          $  494,231.28

5.   Aggregate Principal Balance of the Auto Loans

     a.   As of 5/31/96

          Number of Days        Number of           Aggregate Principal
            Delinquent          Auto Loans         Balance of Auto Loans
          --------------        ----------         ---------------------
          current (0 - 29)         611               $   4,452,374.08
              30 -  59              51               $     358,951.61
              60 -  89              15               $     106,977.43
              90 - 120              10               $     109,640.89
              over 120              84               $     506,560.62
                                   ---               ----------------
             Totals:               771               $   5,534,504.63 **

          Aggregate Outstanding Principal Balance
          of Defaulted Auto Loans as of 5/31/96      $    (477,633.25)
                                                     ----------------
          Aggregate Principal Pool Balance as of
          5/31/96 (Net of Defaulted Auto Loans)      $   5,056,871.38
                                                     ================
     b.   As of 6/30/96

          Number of Days Number of Aggregate Principal
            Delinquent Auto Loans Balance of Auto Loans

          Number of Days        Number of           Aggregate Principal
            Delinquent          Auto Loans         Balance of Auto Loans
          --------------        ----------         ---------------------
          current (0 - 29)         508               $   4,113,227.23
             30 -  59               50               $     414,072.51
             60 -  89               10               $      71,239.80
             90 - 119               13               $      94,298.48
             over 120               90               $     571,752.98
                                   ---               ----------------
             Totals:               748               $   5,264,591.00 **

         Aggregate Outstanding Principal Balance
         of Defaulted Auto Loans as of 6/30/96       $    (494,231.28)
                                                     ----------------
         Aggregate Principal Pool Balance as of
         6/30/96 (Net of Defaulted Auto Loans)       $   4,770,359.72
                                                     ================

** The Aggregate Principal Balance shown in the above tables includes the Aggregate Outstanding Principal Balance of Defaulted Auto Loans.

6.   Defaulted Auto Loans

a.   Auto Loans that became Defaulted Auto Loans during the Reporting Period.

     Number of                                        Aggregate Principal
     Auto Loans                                      Balance of Auto Loans
     ----------                                      ---------------------
         5           repossessions                      $    42,411.93
         1           skip claims filed                  $    10,349.69
         0           gap claims filed                   $         0.00
         0           less: repos redeemed               $         0.00
         0           Prev rptd skip now gap             $         0.00
         0           repurchase                         $         0.00
     =========                                          ==============

         6                Totals                        $    52,761.62

b.   Outstanding Defaulted Auto Loans as of 6/30/96

     Number of                                        Aggregate Principal
     Auto Loans                                      Balance of Auto Loans
     ----------                                      ---------------------
        55           repossessions                      $   378,604.23
         9           skip claims filed                  $    93,679.61
         7           gap claims filed                   $     4,521.36
         3           Repo Redeemed                      $    17,426.08
                     from prior reporting period
     =========                                          ==============

        77                Totals                        $   494,231.28

7.   Auto Loans with Modified Payment Schedules

     Auto Loans that have had their payment schedules modified in accordance with the provisions of Section 4.04(e) of the Pooling and Servicing Agreement during the Reporting Period

     Number of        Aggregate Principal
     Auto Loans      Balance of Auto Loans        Description of Modification
     ----------      ---------------------        ---------------------------
         4               $  34,854.83                Term Extended 1 Month

8.   Repurchased Auto Loans

     Information with respect to Repurchased Auto Loans during the Reporting Period.

                       Number of     Aggregate Principal    Aggregate Repurchase
       Party           Auto Loans   Balance of Auto Loans          Price
     ---------------   ----------   ---------------------   --------------------
     Seller               N/A

     Originator           N/A

     Master Servicer      N/A
                       ==========   =====================   ====================
     Totals:               0              $    0.00              $    0.00

9.   Recoveries

     Information with respect to Recoveries on Defaulted Auto Loans during the Reporting Period.

       Number of
     Defaulted Auto
     Loans on which
       there were                                            Aggregate Amount of
       Recoveries              Source of Recoveries              Recoveries
     --------------            --------------------          -------------------
           5                       Proceeds from
                                sale of collateral              $  21,339.00

           n/a                     Proceeds from
                                 insurance claims               $  14,415.01

           n/a                      Paid Ahead                  $    (287.80)

           n/a                  Payments/(Reversals)            $   2,004.28

            0                      Proceeds from
                                    Repurchase                  $       0.00
        =========                                               =============
            5                                                   $  37,470.49

10.  Repossession Information

                          Number of      Aggregate Principal    Aggregate Amount
       Action             Auto Loans    Balance of Auto Loans       Realized
     -----------------    ----------    ---------------------   ----------------
     Repossession              5           $    42,411.93
     Disposed of after
     Repossession              5                                $   21,339.00
     Repossessions
     Redeemed                  0           $         0.00
                          ==========    =====================   ================
     Totals:                  10           $    42,411.93       $   21,339.00

11.  Losses

a.   The aggregate outstanding Principal Balance of Auto
     Loans written-off during the Reporting Period
     was (includes $23.91 in force close) ....................  $     303.02
                                                                ------------

b.   The aggregate amount of uninsured claims (without
     duplication to amounts referred to in clause a) during
     the Reporting Period was ................................  $     N/A
                                                                ------------

c.   The total amount of the losses on the Auto Loans during
     the Reporting Period was ................................  $     303.02
                                                                ------------
12.  Total Amount of Payments Collected the Reporting
     Period and Deposited into the Collection Account

a.   The aggregate portion of Payments collected on the Auto
     Loans allocable to Scheduled Payments* in Respect of
     Interest on the Auto Loans during the Reporting Period
     was .....................................................  $  69,887.61
                                                                ------------

b.   The aggregate portion of Payments collected on the Auto
     Loans allocable to Scheduled Payments in Respect of
     Principal on the Auto Loans during the Auto Loans during
     the Reporting Period was ................................  $ 120,653.37
                                                                ------------

c.   The aggregate portion of Payments collected on the Auto
     Loans allocable to Prepayments during the Reporting
     Period was (prin..$113,072.76 int. $5,916.72)............  $ 118,989.48
                                                                ------------

d.   Insurance Proceeds received on Active Auto Loans
     (prin. $0.00 int. $0) ...................................  $       0.00
                                                                ------------

e.   The aggregate portion of Payments collected on the Auto
     Loans allocable to Defaulted Auto Loan proceeds during
     the Reporting Period was (prin $35,884.48 int $1,586.01).  $  37,470.49
                                                                ------------

f.   The total amount of Payments collected on The Auto
     Loans and the total deposited into the Collection
     Account during the Reporting Period (sum
     of a+b+c+d+e) was .......................................  $ 347,000.95
                                                                ------------

g.   Total Late Charges Received .............................  $   2,757.51
                                                                ------------

h.   Excess Funds Recd. on Prev Paid Off Accounts ............  $       0.00
                                                                ------------

i.   Extension Fee on Precomputed Loans ......................  $     246.53
     #108-002-11-0206-000327 $103.55 #108-002-11-0206-0000521   ------------
     $48.13 #108-003-11-0305-001653 $95.85

k.   Total Cash Received .....................................  $ 350,004.99
                                                                ============

13.  Amount and Computation of Monthly Servicing Fee.

a.   The Reimbursable Servicer Expenses with respect to the
     calendar month immediately preceding the date of this
     Servicer Report was .....................................  $   7,175.93
                                                                ------------
b.   The Servicer Penalty Payments with respect to the
     period from and including the calendar month
     immediately preceding the date of this Servicer Report
     was .....................................................  $   1,378.76
                                                                ------------
c.   The Servicer Variable Amount with respect to the
     calendar month immediately preceding the date of this
     Servicer Report was .....................................  $   2,259.47
                                                                ------------
d.   The Monthly Servicing Fee owing to the Master Servicer
     with respect to the calendar month immediately
     preceding the date of this Servicer Report is (0.15% x
     the Aggregate Principal Balance of the Auto Loans at
     the end of the immediately preceding calendar month) ....  $   7,896.89
                                                                ------------
e.   The Monthly Servicing Fee, if any, owing with respect
     to calendar months prior to the immediately preceding
     calendar month is .......................................  $       0.00
                                                                ------------
f.   The total amount owing to the master Servicer on the
     next following Monthly fee Date is ......................  $  18,711.05
                                                                ------------

14.  Events of Servicing Termination

     No event has occurred and is continuing which constitutes an Event of Servicing Termination or would constitute an Event of Servicing Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

15.  Attached Schedules

     Reference is made to the attached schedules that detail Insurance Claims filed and loan balance reports that detail monthly amortization of unearned interest on Actuarial and Precomputed loans and earned interest and interest accruals on Simple interest loans.

To the best of our knowledge all information contained on this Servicer Report and the attached schedules is accurate. In Witness Whereof, the undersigned has duly executed and delivered this certificate this day, June 12, 1996.


                                       EDS Corporation,
                                         as Servicer



                                       By: /s/ Stephen Gozdan
                                          --------------------------------------
                                       Stephen Gozdan
                                       Director of Operations
                                       EDS - Consumer Asset Management Division